Subsequent Events:	6 Months Ended
Jun. 30, 2024
Subsequent Events [Abstract]
Subsequent Events:

Note 12. Subsequent Events:

In July 2024, the Company closed a private placement of shares for gross proceeds of $36.0 million. Pursuant to the private placement, the Company issued 8,780,488 Class A common shares at a price per share of $4.10. In connection with the offering, the Company incurred costs of approximately $1.4 million for net proceeds of approximately $34.6 million.